                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549 (RULE 14a-101)


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                           THE MED-DESIGN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee: (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    (5) Total fee paid:

--------------------------------------------------------------------------------
/ / Fee paid previously with written preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
    (3) Filing Party:

    ----------------------------------------------------------------------------
    (4) Date Filed:

                                       THE
                                   MED-DESIGN
                                   CORPORATION


                               2810 BUNSEN AVENUE
                            VENTURA, CALIFORNIA 93003

                       ___________________________________


               SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD AUGUST 13, 2004


     This supplement to the proxy statement of The Med-Design Corporation is being furnished to stockholders in connection with Med-Design's 2004 Annual Meeting of Stockholders to be held on August 13, 2004. The Annual Meeting will be held at the Union League, Broad and Sansom Streets, Philadelphia, Pennsylvania at 1:00 p.m. local time.

CHANGES IN MED-DESIGN'S CERTIFYING ACCOUNTANT

     On July 23, 2004, PricewaterhouseCoopers LLP ("PwC") advised us that it will resign as our independent registered public accounting firm upon completion of procedures related to our Form 10-Q for the quarter ended
June 30, 2004.

     PwC's reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the fiscal years ended December 31, 2003 and 2002 and through July 23, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such fiscal years.

     During the fiscal years ended December 31, 2003 and 2002 and through July 23, 2004, there were no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

     In light of the resignation of PwC, a vote will not be held on the proposal to ratify the appointment of independent accountants for 2004.


August 3, 2004